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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 2, 2001, in Amendment No. 8 to the Registration Statement (Form S-1 No. 333-45440) and related prospectus of Verisity Ltd. dated March 14, 2001.

                                          /s/ Ernst & Young LLP

Palo Alto, California

March 14, 2001